OTHER INCOME, NET	12 Months Ended
Mar. 31, 2024
Other Income and Expenses [Abstract]
OTHER INCOME, NET

14. OTHER INCOME, NET

Other income, net, consists of the following:

	Year ended March 31,
	2023	2024
	USD	USD

Site management income	39,184	-
Sublease income	143,590	-
Sale of scrap material	411,636	182,397
Government grants	18,462	-
Parking fines	(51,538)	(69,051)
Other income	26,797	3,051
Total other income, net	588,131	116,397

The company leases a warehouse for storage purposes and sublets a portion of the space to a third-party entity. Additionally, the Company entered into a supply agreement to sell rock to a customer. As part of the arrangement, the Company will arrange for delivery of raw materials to the facility designated by the customer.